UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 18, 2021

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2022	PPG 22	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2021, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Michael T. Nally and Guillermo Novo as directors of the Company to serve in the class whose term expires at the 2021 Annual Meeting of Shareholders. The Board of Directors appointed Mr. Nally to the Audit Committee and the Technology and Environment Committee of the Board of Directors and Mr. Novo to the Audit Committee and the Officers-Directors Compensation Committee of the Board of Directors.
As independent directors of the Company, Messrs. Nally and Novo will be entitled to receive compensation consistent with that of the Company’s other independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 5, 2020 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.
Mr. Novo is Chairman of the Board and Chief Executive Officer of Ashland Global Holdings Inc. In 2020, PPG purchased approximately $21,500,000 of products and services from Ashland Global Holdings. Such purchases and sales were made in the ordinary course of each company’s business and amount to less than two percent of each company’s consolidated gross revenues for 2020.
Neither Mr. Nally nor Mr. Novo were selected as a director of the Company pursuant to any arrangement or understanding between either Messrs. Nally and Novo and any other person or entity.
A press release reporting the approval of the election of Messrs. Nally and Novo as directors of the Company is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99	Press release of PPG Industries, Inc. dated February 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: February 18, 2021	By:	/s/ Michael H. McGarry
Michael H. McGarry
Chairman and Chief Executive Officer